                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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                           DNP Select Income Fund Inc.
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                (Name of Registrant as Specified In Its Charter)

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB
CONTROL NUMBER.

SEC 1913 (01-07)

DNP SELECT

INCOME FUND INC.

55 EAST MONROE STREET, SUITE 3600, CHICAGO, ILLINOIS 60603 (312) 368-5510

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS MAY 11, 2007

     The annual meeting of shareholders of DNP Select Income Fund Inc. will be held at The University Club, 76 East Monroe Street, Chicago, Illinois, on Friday, May 11, 2007 at 8:00 a.m., Central Standard Time, to:

1.	Elect three directors by the holders of the Fund’s common stock and one director by the holders of the Fund’s preferred stock.

2.	Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

     Shareholders of record at the close of business on March 1, 2007 are entitled to vote at the meeting.

For the Board of Directors, T. Brooks Beittel Secretary

March 1, 2007

SHAREHOLDERS, WE NEED YOUR PROXY VOTE IMMEDIATELY.

     YOUR VOTE IS VITAL. THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF FEWER THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE FUND WOULD ADJOURN THE MEETING AND CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO OBTAIN A QUORUM. TO AVOID THE EXPENSE OF AND THE POSSIBLE DELAY CREATED BY SUCH A SOLICITATION, PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

PROXY STATEMENT

     The board of directors of DNP Select Income Fund Inc. (the “Fund”) is soliciting proxies from the shareholders for use at the annual meeting of shareholders to be held on May 11, 2007 and at any adjournment or postponement of that meeting. A proxy may be revoked at any time before it is voted, either by voting in person at the meeting or by written notice to the Fund or delivery of a later-dated proxy.

     Shareholders of the Fund of record at the close of business on March 1, 2007 are entitled to notice of and to participate in the meeting. The Fund had 226,955,890 shares of common stock, 5,000 shares of remarketed preferred stock and 20,000 shares of auction preferred stock outstanding on the record date. Each share of common stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the common stock (with no cumulative voting permitted) and to one vote on each other matter. Each share of remarketed preferred stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the preferred stock (with no cumulative voting permitted) and to one vote on each other matter submitted for a vote of holders of preferred stock. Each share of auction preferred stock outstanding on the record date entitles the holder thereof to one quarter ( 1 / 4 ) of one vote for each director being elected by the preferred stock (with no cumulative voting permitted) and to one quarter ( 1 / 4 ) of one vote on each other matter submitted for a vote of holders of preferred stock.

     This proxy statement is first being mailed on or about March 1, 2007. The Fund will bear the cost of the annual meeting and this proxy solicitation.

     Annual and Semi-annual Reports. The Fund will provide without charge to any shareholder who so requests, a copy of the Fund’s annual report for the year ended December 31, 2006 and the Fund’s semi-annual report for the six months ended June 30, 2006. Requests for copies of such reports should be directed to the Administrator at (888) 878-7845 (toll-free). Copies of such reports are also available by accessing the Fund’s web site at www.dnpselectincome.com.

1. ELECTION OF DIRECTORS

     The board of directors of the Fund is responsible for the overall management and operations of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. At the meeting, holders of common stock are entitled to elect two directors for a term ending in 2010 and one director for a term ending in 2008 and holders of preferred stock are entitled to elect one director for a term ending in 2010, in each case to serve until the annual meeting of shareholders in that year or until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the common stock as to the directors representing the common stock is necessary to elect such directors. A plurality of votes cast at the meeting by the preferred stock as to the director representing the preferred stock is necessary to elect such director. Each share of remarketed preferred stock will receive one vote per share and each share of auction preferred stock will receive one quarter ( 1 / 4 ) of one vote per share in the election of the director by the preferred stock. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

     The persons named in the enclosed proxy intend to vote in favor of the election of the persons named below (unless otherwise instructed). Each of the nominees has consented to serve as a director of the Fund, if elected. In case any of the nominees should become unavailable for election for any unforeseen reason, the persons designated in the proxy will have the right to vote for a substitute.

     Set forth below are the names and certain biographical information about the directors, director nominees and officers of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Genetski and Ms. Lampton, who are elected by the holders of the Fund’s preferred stock. All of the current directors of the Fund are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”). Mr. Partain, a nominee for the position of director, is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). The term “Fund Complex” refers to the Fund and all other investment companies advised by affiliates of Phoenix Investment Partners, Ltd. (“Phoenix Investment Partners” or “PXP”).

Nominees—Independent Directors

Number of
		Term of		Portfolios in	Other
	Positions	Office and		Fund Complex	Directorships
	Held	Length of	Principal Occupation(s)	Overseen by	Held
Name, Address and Age	with Fund	Time Served	During Past 5 Years	Director	by the Director
Francis E. Jeffries(1)(3)	Director	Nominee	Retired Chairman of the Board of PXP	63
c/o Duff & Phelps	and	for a	since May 1997; Chairman of the Board
Investment	Chairman	term	of the Fund since May 2005 (Vice
Management Co.	of the	expiring	Chairman April 2004–May 2005);
55 East Monroe Street	Board	in 2008;	Chairman of the Board of DTF Tax-Free
Suite 3600		Director	Income Inc. (“DTF”) since September
Chicago, IL 60603		since	1991 and Duff & Phelps Utility and
Age: 76		January	Corporate Bond Trust Inc. (“DUC”)
		1987	since November 1992 (President of DTF
and DUC, January 2000–February 2004);
Chairman of the Board of PXP,
November 1995–May 1997; Chairman
and Chief Executive Officer, Duff &
Phelps Corporation, June 1993–
November 1995 (President and Chief
Executive Officer, January 1992–June
1993); Chairman of the Board of the
Adviser, 1988–1993

Stewart E. Conner(4)	Director	Nominee	Attorney, Wyatt Tarrant & Combs LLP	1
c/o Duff & Phelps		for a	since 1966 (Chairman, Executive
Investment		term	Committee 2000–2004, Managing
Management Co.		expiring	Partner 1988–2000)
55 East Monroe Street		in 2010;
Suite 3600		Director
Chicago, IL 60603		since
Age: 65		April
2004

Number of
		Term of		Portfolios in	Other
	Positions	Office and		Fund Complex	Directorships
	Held	Length of	Principal Occupation(s)	Overseen by	Held
Name, Address and Age	with Fund	Time Served	During Past 5 Years	Director	by the Director
Robert J. Genetski(2)(5)	Director	Nominee	President, Robert Genetski & Associates,	1	Director,
c/o Duff & Phelps		for a	Inc. (economic and financial consulting		Midwest Banc
Investment		term	firm) since 1991; Senior Managing		Holdings, Inc.
Management Co.		expiring	Director, Chicago Capital Inc. (financial
55 East Monroe Street		in 2010;	services firm) 1995–2001; former Senior
Suite 3600		Director	Vice President and Chief Economist,
Chicago, IL 60603		since	Harris Trust & Savings Bank, author of
Age: 64		April 2001	several books; regular contributor to the
Nikkei Financial Daily

Nominee—Interested Director

Number of
Portfolios in
\Fund Complex
		Term of		To Be	Other
	Positions	Office and		Overseen by	Directorships
	Held	Length of	Principal Occupation(s)	Nominee for	Held
Name, Address and Age	with Fund	Time Served	During Past 5 Years	Director	by the Nominee
Nathan I. Partain	President	Nominee	President and Chief Executive Officer	3	Otter Tail
Duff & Phelps	and Chief	for a	of the Fund since February 2001 (Chief		Corporation
Investment	Executive	director	Investment Officer since January 1998;		(manages
Management Co.	Officer	term	Executive Vice President, April 1998–		diversified
55 East Monroe Street		expiring	February 2001; Senior Vice President		operations in the
Suite 3600		in 2010;	January 1997–April 1998); President		electric, plastics,
Chicago, IL 60603		President	and Chief Investment Officer of the		manufacturing,
Age: 50		and	Adviser since April 2005 (Executive		health services,
		Chief	Vice President 1997–2005); President		food ingredient
		Executive	and Chief Executive Officer of DTF		processing and
		Officer	and DUC since February 2004; Director		other business
		since	of Utility Research, Duff & Phelps		operations
		February	Investment Research Co. 1989–1996		sectors)
		2001	(Director of Equity Research, 1993–
1996 and Director of Fixed Income
Research, 1993)

Continuing Directors—Independent Directors

Number of
		Term of		Portfolios in	Other
	Positions	Office and		Fund Complex	Directorships
	Held	Length of	Principal Occupation(s)	Overseen by	Held
Name, Address and Age	with Fund	Time Served	During Past 5 Years	Director	by the Director
Connie K.	Director	Term	Founder, Chairman and President, Arzu,	1	Director,
Duckworth(2)(4)		expires	Inc. (nonprofit corporation created to		Smurfit-Stone
c/o Duff & Phelps		2008;	assist Afghan women through sale of		Container
Investment		Director	homemade rugs) since August 2003;		Corporation
Management Co.		since	Member, Eight Wings Enterprises LLC		(packaging
55 East Monroe Street		April	(investor in early-stage businesses)		manufacturer)
Suite 3600		2002	2002–2004; Advisory Director, Goldman		and Nuveen
Chicago, IL 60603			Sachs & Company, December 2000–		Investments, Inc.
Age: 52			December 2001 (Managing Director,		and Frank
			December 1996–December 2000,		Russell Company
			Partner 1990–1996, Chief Operating		(investment
			Officer of Firmwide Diversity Committee		services
			1990–1995)		companies);
Trustee,
Northwestern
Mutual Life
Insurance
Company;
Director and
Chairman,
Evanston
Northwestern
Health Care
Corporation;
Member, Board
of Overseers,
Wharton School
of the University
of Pennsylvania;
Director, Global
Heritage Fund
(archaeological
conservation
organization)

Nancy Lampton(3)(4)(5)	Director	Term	Chairman and Chief Executive Officer,	3	Director,
c/o Duff & Phelps	and	expires	Hardscuffle Inc. (insurance holding		Constellation
Investment	Vice	2009;	company) since January 2000; Chairman		Energy Group,
Management Co.	Chairman	Director	and Chief Executive Officer, American		Inc. (public
55 East Monroe Street	of the	since	Life and Accident Insurance Company		utility holding
Suite 3600	Board	October	of Kentucky since 1971		company);
Chicago, IL 60603		1994			Advisory Board
Age: 64					Member,
Thorium Power,
Inc. (designer of
non-proliferative
fuel for nuclear
energy needs)

Number of
		Term of		Portfolios in	Other
	Positions	Office and		Fund Complex	Directorships
	Held	Length of	Principal Occupation(s)	Overseen by	Held
Name, Address and Age	with Fund	Time Served	During Past 5 Years	Director	by the Director
Christian H.	Director	Term	Retired Executive Committee Chairman,	1	Director,
Poindexter(2)(3)		expires	Constellation Energy Group, Inc. (public		Mercantile
c/o Duff & Phelps		2009;	utility holding company) since March		Bankshares
Investment		Director	2003 (Executive Committee Chairman,		Corporation
Management Co.		since	July 2002–March 2003; Chairman of		(bank holding
55 East Monroe Street		May	the Board, April 1999–July 2002; Chief		company);
Suite 3600		2003	Executive Officer, April 1999–October		Director, The
Chicago, IL 60603			2001; President, April 1999–October		Baltimore Life
Age: 68			2000) Chairman, Baltimore Gas and		Insurance
			Electric Company, January 1993–July		Company;
			2002 (Chief Executive Officer January		Chairman
			1993–July 2000; President, March 1998–		Investment
			October 2000; Director, 1988–2003)		Committee, U.S.
Naval Academy
Foundation

Carl F. Pollard(1)(2)	Director	Term	Owner, Hermitage Farm L.L.C.	3	Chairman of the
c/o Duff & Phelps		expires	(thoroughbred breeding) since January		Board and
Investment		2008;	1995; Chairman, Columbia Healthcare		Director,
Management Co.		Director	Corporation 1993–1994; Chairman and		Churchill Downs
55 East Monroe Street		since	Chief Executive Officer, Galen Health		Incorporated;
Suite 3600		April	Care, Inc, March–August 1993,		Director, LifeCare
Chicago, IL 60603		2002	President and Chief Operating Officer,		Holdings, Inc.
Age: 68			Humana Inc. 1991–1993 (previously		(hospital holding
			Senior Executive Vice President,		company)
Executive Vice President and Chief
Financial Officer)

David J. Vitale(1)(4)	Director	Term	Chief Administrative Officer, Chicago	3	Director, UAL
c/o Duff & Phelps		expires	Public Schools since April 2003;		Corporation
Investment		2009;	Private investor November 2002–April		(airline holding
Management Co.		Director	2003; President and Chief Executive		company), ISO
55 East Monroe Street		since	Officer, Board of Trade of the City of		New England
Suite 3600		April	Chicago, Inc. March 2001–November		Inc. (not for
Chicago, IL 60603		2000	2002; Retired executive 1999–2001;		profit
Age: 60			Vice Chairman and Director, Bank		independent
			One Corporation, 1998–1999; Vice		system operator
			Chairman and Director, First Chicago		of New England’s
			NBD Corporation, and President, The		electricity supply),
			First National Bank of Chicago, 1995–		Ariel Capital
			1998; Vice Chairman, First Chicago		Management,
			Corporation and The First National		LLC, Ark
			Bank of Chicago, 1993–1998 (Director,		Investment Corp.
			1992–1998; Executive Vice President,		and Wheels, Inc.
			1986–1993)		(automobile fleet
management)

________
(1)	Member of the executive committee of the board of directors, which has authority, with certain exceptions, to exercise the powers of the board between board meetings.

(2)

Member of the audit committee of the board of directors, which makes recommendations regarding the selection of the Fund’s independent registered public accounting firm and meets with representatives of that accounting firm to determine the scope of and review the results of each audit.

(3)

Member of the nominating and governance committee of the board of directors, which selects nominees for election as directors, recommends individuals to be appointed by the board as Fund officers and members of board committees and makes recommendations regarding other Fund governance and board administration matters.

(4)

Member of the contracts committee of the board of directors, which makes recommendations regarding the Fund’s contractual arrangements for investment management and administrative services, including the terms and conditions of such contracts.

(5)	Elected by the holders of the Fund’s preferred stock.

     During 2006, the board of directors held five meetings and acted once by unanimous written consent, the executive committee met three times, the audit committee met twice, the nominating and governance committee met twice and the contracts committee met twice. Each director attended at least 75% in the aggregate of the meetings of the board and of the committees on which he or she served.

     Additional information about the Fund’s directors is contained in the Statement of Additional Information (“SAI”) constituting Part B of the Fund’s Registration Statement on Form N-2 filed with the SEC. The most recent post-effective amendment to that Registration Statement is available electronically at the SEC’s Internet web site, http://www.sec.gov. The Fund will also furnish a copy of the SAI portion of the Registration Statement, without charge, to any shareholder who so requests by calling the Administrator at (888) 878-7845 (toll-free).

Officers of the Fund

     The officers of the Fund are elected at the annual meeting of the board of directors of the Fund. The officers receive no compensation from the Fund, but are also officers of the Fund’s investment adviser or the Fund’s administrator and receive compensation in such capacities. Information about Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Nominee—Interested Director.”

Position(s) Held with Fund and Length of
Name, Address and Age	Time Served	Principal Occupation(s) During Past 5 Years
T. Brooks Beittel	Secretary and Senior Vice President	Senior Vice President of the Adviser since 1993
Duff & Phelps	since January 1995; Treasurer, January	(Vice President 1987–1993); Secretary of DUC
Investment	1995–September 2002	and DTF since May 2005
Management Co.
55 East Monroe Street
Suite 3600
Chicago, IL 60603
Age: 56

Joseph C. Curry, Jr.	Treasurer since September 2002; Senior	Senior Vice President, J.J.B. Hilliard, W.L.
c/o Hilliard Lyons	Vice President since May 2006 (Vice	Lyons, Inc. since 1994 (Vice President 1982–
Investment Management	President, April 1988–May 2006)	1994); Vice President, Hilliard Lyons Trust
500 West Jefferson St.		Company since 1983; President, Hilliard-Lyons
Louisville, KY 40202		Government Fund, Inc. since 1986; Vice
Age: 62		President and Assistant Treasurer, Senbanc
Fund since 1999

Position(s) Held with Fund and Length of
Name, Address and Age	Time Served	Principal Occupation(s) During Past 5 Years

Joyce B. Riegel	Chief Compliance Officer since	Senior Vice President and Chief Compliance
Duff & Phelps	February 2004	Officer of the Adviser since 2004 (Vice
Investment		President and Compliance Officer of the
Management Co.		Adviser 2002–2004), Chief Compliance Officer
55 East Monroe Street		of DTF and DUC since 2003. Vice President
Suite 3600		and Chief Compliance Officer, Stein Roe
Chicago, IL 60603		Investment Counsel LLC 2001–2002, Vice
Age: 52		President and Compliance Officer, Stein Roe &
Farnham Incorporated 1996–2000

Michael Schatt	Senior Vice President since April 1998	Senior Vice President of the Advisor since
Duff & Phelps Investment	(Vice President, January 1997–April 1998)	1997; Managing Director of PXP 1994–1996
Management Co.
55 East Monroe Street
Suite 3600
Chicago, IL 60603
Age: 59

Dianna P. Wengler	Vice President since May 2006 (Assistant	Vice President, J.J.B. Hilliard, W.L. Lyons, Inc.
c/o Hilliard Lyons	Vice President, April 2004–May 2006);	since 1990; Treasurer, Hilliard-Lyons
Investment Management	Assistant Secretary since April 1998	Government Fund, Inc. since 1988 (Vice
500 West Jefferson St.		President since 1985)
Louisville, KY 40202
Age: 46

     The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of December 31, 2006, (i) in the Fund and (ii) on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies as the Fund.

Aggregate Dollar Range
of Equity Securities in
All Funds Overseen or
to be Overseen by
	Dollar Range of	Director or Nominee in
Name of	Equity Securities	Family of Investment
Director or Nominee	in the Fund	Companies
Independent Directors
Stewart E. Conner	$10,000 - $50,000	$10,001 - $50,000
Connie K. Duckworth	Over $100,000	Over $100,000
Robert J. Genetski	Over $100,000	Over $100,000
Francis E. Jeffries	Over $100,000	Over $100,000
Nancy Lampton	Over $100,000	Over $100,000
Christian H. Poindexter	Over $100,000	Over $100,000
Carl F. Pollard	Over $100,000	Over $100,000
David J. Vitale	$50,000 - $100,000	$50,001 - $100,000
Interested Director Nominee
Nathan I. Partain	Over $100,000	Over $100,000

     As of December 31, 2006, none of the independent directors, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

     The following table shows the compensation paid to the Fund’s directors during 2006 for service on the board of directors of the Fund and on the boards of directors of other investment companies in the same Fund Complex as the Fund:

COMPENSATION TABLE (1)

		Total
	Aggregate	Compensation
	Compensation	From Fund and
	from the	Fund Complex
Name of Director	Fund	Paid to Directors (2)
Independent Directors
Stewart E. Conner	$ 43,000	$ 43,000
Connie K. Duckworth	43,000	43,000
Robert J. Genetski	40,000	40,000
Francis E. Jeffries (2)	105,500	270,500
Nancy Lampton	42,500	95,620
Christian H. Poindexter	43,000	43,000
Carl F. Pollard	49,500	78,363
David J. Vitale	47,500	88,000

________
(1)

Prior to April 1, 2007, each director not affiliated with the Adviser receives an annual fee of $25,000 (and an additional $5,000 if the director serves as chairman of a committee of the board of directors) plus an attendance fee of $2,000 for each meeting of the board of directors and $1,500 for each meeting of a committee of the board of directors attended in person or by telephone. Effective April 1, 2007, each director not affiliated with the Adviser will receive an annual fee of $30,000 (plus an additional $7,500 for the chairman of the audit committee and an additional $6,000 for the chairman of each other committee of the board of directors) plus an attendance fee of $3,000 for each meeting of the board of directors and $2,000 for each meeting of a committee of the board of directors attended in person or by telephone. The chairman of the board receives an additional fee of $50,000 annually. Directors and officers affiliated with the Adviser receive no compensation from the Fund for their services as such. In addition to the amounts shown in the table above, all directors and officers who are not interested persons of the Fund, the Adviser or the Administrator (as defined below) are reimbursed for the expenses incurred by them in connection with their attendance at a meeting of the board of directors or a committee of the board of directors. The Fund does not have a pension or retirement plan applicable to directors or officers of the Fund.

(2)

The Fund Complex includes all funds that are advised by the Adviser or other affiliates of PXP. Mr. Jeffries serves as a director or trustee of 62 other funds in the Fund Complex, and each of Ms. Lampton, Mr. Pollard and Mr. Vitale serves as a director of two other funds in the Fund Complex.

     The board of directors, all of whom are independent directors, unanimously recommends a vote “FOR” the election of the four nominees for director named above.

OTHER BUSINESS

     Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

OTHER INFORMATION

     The Adviser and Phoenix Investment Partners. Duff & Phelps Investment Management Co. serves as the Fund’s investment adviser under an investment advisory agreement (the “Advisory Agreement”) dated May 1, 1998. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, which is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. The address of the Adviser is 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.

     The Adviser (together with its predecessor) has been in the investment advisory business for more than 70 years and as of December 31, 2006, had approximately $7.7 billion in client accounts under discretionary management.

     Under the terms of the Advisory Agreement, the Adviser furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund’s portfolio, subject to the overall control of the board of directors of the Fund. Currently, the Adviser has thirteen professionals (i.e., research analysts and portfolio managers), along with support staff, assigned to the operation of the Fund. Eleven of the thirteen professionals have the CFA (Chartered Financial Analyst) designation and two are CPA’s (Certified Public Accountant). The Adviser furnishes, at its own expense, office space, equipment and personnel to the Fund in connection with the performance of its investment management responsibilities, and pays all other expenses incurred by it in connection with managing the assets of the Fund not payable by the Fund’s administrator pursuant to the administration agreement. The Advisory Agreement also includes the conditions under which the Fund may use any name derived from or similar to “Duff & Phelps.” For its services the Adviser receives from the Fund a quarterly management fee, payable out of the Fund’s assets, at an annual rate of 0.60 of 1% of the average weekly net assets of the Fund up to $1.5 billion and 0.50 of 1% of average weekly net assets in excess of $1.5 billion. For purposes of calculating the management fee, the Fund’s net assets are defined as the sum of (i) the aggregate net asset value of the Fund’s common stock, (ii) the aggregate liquidation preference of the Fund’s preferred stock and (iii) the aggregate proceeds of commercial paper issued by the Fund. The management fee paid by the Fund to the Adviser for 2006 was $15,976,021.

     Except for the expenses borne by the Adviser and the Administrator (as described below) pursuant to their respective agreements with the Fund, the Fund pays all expenses incurred in its operations, including, among other things, expenses for legal, accounting and auditing services, taxes, interest, costs of printing and distributing shareholder reports, proxy materials, prospectuses and stock certificates, charges of custodians, registrars, transfer agents, dividend disbursing agents, dividend reinvestment plan agents and remarketing agents, Securities and Exchange Commission fees, fees and expenses of non-interested directors, insurance, brokerage costs, litigation and other extraordinary or non-recurring expenses.

     The Fund is also a party to a service agreement dated May 1, 1998 (the “Service Agreement”) with the Adviser and Phoenix Investment Partners. Under the terms of the Service Agreement, Phoenix Investment Partners makes available to the Adviser the services of its employees and various facilities to enable the Adviser to perform certain of its obligations to the Fund. However, the obligation of performance under the Advisory Agreement is solely that of the Adviser, for which Phoenix Investment Partners assumes no responsibility, except as described in the preceding sentence. The Adviser reimburses Phoenix Investment Partners for any costs, direct or indirect, that are fairly attributable to the services performed and the facilities provided by Phoenix Investment Partners under the Service Agreement. The Fund does not pay any fees pursuant to the Service Agreement.

     The Advisory Agreement and the Service Agreement both provide that the Adviser shall not be liable to the Fund or its shareholders for any loss suffered as a consequence of any act or omission of the Adviser or Phoenix Investment Partners, as the case may be, in connection with the respective agreements except by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations under the Advisory Agreement.

     At the annual meeting held on April 29, 1998, the Fund’s shareholders approved the Advisory Agreement for a two-year term beginning on May 1, 1998 and ending on April 30, 2000. At a meeting held on October 17, 1997, the Board of Directors of the Fund, including all of the directors who were not interested persons of the Fund or Phoenix Investment Partners in attendance at the meeting voting separately as a class, approved the Service Agreement for a two-year term beginning on May 1, 1998 and ending on April 30, 2000, contingent on the above-referenced approval of the Advisory Agreement by the shareholders of the Fund. Unless earlier terminated as described below, the Advisory Agreement and the Service Agreement may be continued from year to year, if approved annually (i) by a majority of the directors of the Fund who are not interested persons of the Fund or the Adviser, in the case of the Advisory Agreement, or Phoenix Investment Partners, in the case of the Service Agreement, and (ii) by either the board of directors of the Fund or the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act. A majority of the outstanding shares of the Fund as defined in the 1940 Act means the following vote of the common stock and the preferred stock voting together as a single class: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. At meetings held on January 26, 2000, February 23, 2001, February 22, 2002, February 21, 2003, February 20, 2004, February 18, 2005, February 24, 2006 and February 21, 2007, the Board of Directors of the Fund, including all of the directors of the Fund who were not interested persons of the Fund or the Adviser, in the case of the Advisory Agreement, or Phoenix Investment Partners, in the case of the Service Agreement, in attendance at the meeting voting separately as a class, voted to continue the Advisory Agreement and the Service Agreement for an additional one-year term. Accordingly, the term of these agreements currently extends to April 30, 2008.

     The Advisory Agreement may be terminated without penalty on 60 days’ written notice by any party thereto or by a vote of the shareholders of the Fund and would terminate automatically if it were assigned by any party. If the Advisory Agreement were terminated, shareholder approval would be required to enter into a new agreement. The Service Agreement may be terminated without penalty on 60 days’ written notice by any party thereto and would terminate automatically if it were assigned by any party unless a majority of the Fund’s board of directors, including a majority of the directors who are not interested persons of the Fund or Phoenix Investment Partners, approves continuation of the Service Agreement.

     The Administrator. J.J.B. Hilliard, W.L. Lyons, Inc. serves as the Fund’s administrator (the “Administrator”) under an administration agreement (the “Administration Agreement”) dated May 1, 1998. The Administrator (together with its predecessors) has been engaged in the investment business as a securities broker-dealer and investment adviser since 1854. It also serves as administrator and investment adviser to Hilliard-Lyons Government Fund, Inc., a money market mutual fund, and as investment adviser to Senbanc Fund, an open-end equity mutual fund. The Administrator is a wholly-owned subsidiary of The PNC Financial Services Group, Inc. Its principal address is 500 West Jefferson Street, Louisville, Kentucky 40202.

     Under the terms of the Administration Agreement, the Administrator provides all management and administrative services required in connection with the operation of the Fund not required to be provided by the Adviser pursuant to the Advisory Agreement, as well as the necessary office facilities, equipment and personnel to perform such services. For its services the Administrator receives from the Fund a quarterly fee at annual rates of 0.25 of 1% of the Fund’s average weekly net assets up to $100 million, 0.20 of 1% of the Fund’s average weekly net assets from $100 million to $1.0 billion, 0.10 of 1% of average weekly net assets in excess of $1.0 billion. For purposes of calculating the administrative fee, the Fund’s net assets are defined as the sum of (i) the aggregate net asset value of the Fund’s common stock, (ii) the aggregate liquidation preference of the Fund’s preferred stock and (iii) the aggregate proceeds of commercial paper issued by the Fund. The total administrative fee paid by the Fund to the Administrator for 2006 was $3,945,204.

     The Administration Agreement provides that the Administrator shall not be liable to the Fund or its shareholders for any loss suffered as a consequence of any act or omission of the Administrator in connection with the agreement except by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations under the agreement.

     At a meeting held on October 17, 1997, the board of directors of the Fund, including all of the directors who were not interested persons of the Fund or the Administrator in attendance at the meeting voting separately as a class, approved the Administration Agreement for a two-year term beginning on May 1, 1998 and ending on April 30, 2000, contingent on approval of the Advisory Agreement by the shareholders of the Fund (which approval was granted at the annual meeting held on April 29, 1998). Unless earlier terminated as described below, the Administration Agreement may be continued from year to year, if approved annually (i) by a majority of the directors of the Fund who are not interested persons of the Fund or the Administrator and (ii) by either the board of directors of the Fund or the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act. The Administration Agreement may be terminated without penalty on 60 days’ written notice by any party thereto or by a vote of the shareholders of the Fund. At meetings held on January 26, 2000, February 23, 2001, February 22, 2002, February 21, 2003, February 20, 2004, February 18, 2005, February 24, 2006 and February 21, 2007, the Board of Directors of the Fund, including all of the directors of the Fund who were not interested persons of the Fund or the Administrator in attendance at the meeting voting separately as a class, voted to continue the Administration Agreement for an additional one-year term. Accordingly, the term of this agreement currently extends to April 30, 2008.

     Portfolio Transactions. The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. In executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Adviser is to seek the best combination of net price and execution for the Fund. The Fund ordinarily purchases securities in the primary markets, and in assessing the best net price and execution available to the Fund, the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

     In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”)), statistical quotations, specifically the quotations necessary to determine the Fund’s net asset value, and other information provided to the Fund and/or the Adviser (or their affiliates). The Adviser is also authorized to cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. The Adviser does not engage brokers whose commissions it believes to be unreasonable in relation to services provided. In addition, the Adviser does not enter into third-party commission-based arrangements that provide research that the Adviser can purchase directly from a vendor. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser.

     The Advisory Agreement requires the Adviser to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities between the Fund and the Adviser’s other investment management clients, but does not obligate the Adviser to give the Fund exclusive or preferential treatment. It is likely that from time to time the Adviser may make similar investment decisions for the Fund and its other clients. In some cases, the simultaneous purchase or sale of the same security by the Fund and another client of the Adviser could have a detrimental effect on the price or volume of the security to be purchased or sold, as far as the Fund is concerned. In other cases, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund.

     Although the Fund purchases securities for investment income or capital appreciation, or both, and not for short-term trading profits, it may dispose of securities without regard to the time they have been held when such action appears advisable to the Adviser.

     During 2006, the Fund paid brokerage commissions aggregating $1,369,200 in connection with its portfolio transactions, not including the gross underwriting spread on securities purchased in underwritten public offerings or the spread in over-the-counter transactions with firms acting as principal.

     Shareholders. The following table shows shares of common stock of the Fund as to which each director and director nominee, and all directors and executive officers of the Fund as a group, had or shared power over voting or disposition at December 31, 2006. The directors, director nominees and executive officers of the Fund owned no shares of the Fund’s remarketed preferred stock or auction preferred stock. Shares are held with sole power over voting and disposition except as noted. The shares of common stock held by each of the persons listed below and by all directors and executive officers as a group represented less than 1% of the outstanding common stock.

Shares of
common stock
Stewart E. Conner	1,000
Connie K. Duckworth (1)	10,000
Robert J. Genetski	10,000
Francis E. Jeffries (2)	37,825
Nancy Lampton (1)(2)	74,631
Nathan I. Partain (1)(2)	19,101
Christian H. Poindexter (1)	10,000
Carl F. Pollard	40,000
David J. Vitale (2)	5,250
Directors and officers as a group (14 persons)(1)(2)	218,027

________
(1)

Ms. Duckworth, Ms. Lampton, Mr. Partain and Mr. Poindexter had shared power to vote and/or dispose of 10,000, 69,200, 7,579 and 10,000, respectively, of the shares listed. The directors and executive officers had shared power to vote and/or dispose of 103,499, in the aggregate, of the shares listed as owned by the directors and executive officers as a group.

(2)

Mr. Jeffries, Ms. Lampton, Mr. Partain and Mr. Vitale disclaim beneficial ownership of 9,205, 69,200, 7,579 and 4,250, respectively, of the shares listed. The directors and executive officers disclaim beneficial ownership of 96,954 in the aggregate, of the shares listed as owned by the directors and executive officers as a group.

     At March 1, 2007, no person was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund (as determined in accordance with Rule 13d-3 under the 1934 Act).

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act requires the Fund’s officers and directors, and persons who own more than 10% of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of Section 16(a) forms furnished to the Fund, or written representations that no Forms 5 were required, the Fund believes that during 2006 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that certain officers of the Adviser (Geoffrey P. Dybas, Deborah A. Jansen, Connie M. Luecke and Randle L. Smith) were late in filing their Form 3 statements. All such forms have now been filed.

     Report of the Audit Committee. The audit committee is composed of four directors and acts under a written charter that was originally adopted by the board of directors on April 25, 2000 and was most recently amended on August 18, 2006. A copy of the audit committee charter is available on the Fund’s website at www.dnpselectincome.com and in print to any shareholder who requests it. Each of the members of the audit committee is independent as defined in the listing standards of the New York Stock Exchange. In connection with the audit of the Fund’s 2006 audited financial statements, the audit committee: (1) reviewed and discussed the Fund’s 2006 audited financial statements with management, (2) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol.1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, (3) received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and (4) discussed with the independent registered public accounting firm its independence from the Fund and its management. Based on the foregoing reviews and discussions, the audit committee recommended to the board of directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to Shareholders for filing with the Securities and Exchange Commission.

The Audit Committee
Carl F. Pollard, Chairman	Robert J. Genetski
Connie K. Duckworth	Christian H. Poindexter

     Independent Registered Public Accounting Firm. The 1940 Act requires that the Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the board of directors who are not interested persons of the Fund. In addition, the listing standards of the New York Stock Exchange vest the audit committee, in its capacity as a committee of the board of directors, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm. In accordance with the foregoing provisions, the firm of Ernst & Young LLP (“Ernst & Young”), which has served as the Fund’s independent public accountants since June 12, 2002, has been selected as independent registered public accounting firm of the Fund to perform the audit of the financial books and records of the Fund for the year ending December 31, 2007. A representative of Ernst & Young is expected to be present at the meeting of shareholders and will be available to respond to appropriate questions and have an opportunity to make a statement if the representative so desires.

     Audit and Non-Audit Fees. The following table sets forth the aggregate audit and non-audit fees billed to the Fund for each of the last two fiscal years for professional services rendered by the Fund’s principal accountant.

	Fiscal year ended	Fiscal year ended
	December 31, 2006	December 31, 2005
Audit Fees (1)	$113,500	$71,600
Audit-Related Fee (2)(6)	12,800	24,400
Tax Fees (3)(6)	31,500	73,700
All Other Fees (4)(6)	0	0
Aggregate Non-Audit Fees (5)(6)	44,300	98,100

________
(1)

Audit Fees are fees billed for professional services rendered by the Fund’s principal accountant for the audit of the Fund’s annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. Fees in 2006 and 2005 include $55,000 and $12,500, respectively, relating to regulatory filings in connection with offerings of auction preferred stock.

(2)

Audit-Related Fees are fees billed for assurance and related services by the Fund’s principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the caption “Audit Fees.” In both years shown in the table, such services consisted of performance of quarterly agreed-upon procedures relating to the Fund’s preferred stock and commercial paper.

(3)

Tax Fees are fees billed for professional services rendered by the Fund’s principal accountant for tax compliance, tax advice and tax planning. In the year ended December 31, 2005, such services consisted of preparation of the Fund’s annual federal and state income tax returns and excise tax returns (for a fee of $12,700) and three extraordinary items: consultation regarding an application for an IRS private letter ruling (for a fee of $26,000) and consulting work regarding the tax treatment of contingent payment debt and trust preferred instruments (for a fee of $35,000). In the year ended December 31, 2006, such services consisted of preparation of the Fund’s annual federal and state income tax returns and excise tax returns (for a fee of $13,500) and consulting work regarding the tax treatment of contingent payment debt and trust preferred instruments (for a fee of $18,000).

(4)

All Other Fees are fees billed for products and services provided by the Fund’s principal accountant, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(5)

Aggregate Non-Audit Fees are fees billed by the Fund’s accountant for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. During both years shown in the table, no portion of such fees related to services rendered by the Fund’s accountant to the Adviser or to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(6)

No portion of these fees was approved by the audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the 1934 Act and applicable regulations.

     Pre-Approval of Audit and Non-Audit Services. Each engagement of the Fund’s independent registered public accounting firm to render audit or non-audit services to the Fund is either (i) pre-approved by the Fund’s audit committee or the chairman of the audit committee, to whom the committee has delegated the authority to grant such pre-approvals between scheduled meetings of the committee, or (ii) entered into pursuant to pre-approval policies and procedures established by the audit committee. A copy of the audit committee’s pre-approval policies and procedures is attached as Exhibit A to this proxy statement. The Fund’s audit committee is also required to pre-approve its accountant’s engagements for non-audit services rendered to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. In deciding whether to grant pre-approval for such non-audit services, the audit committee or the chairman of the audit committee, as the case may be, considers whether the provision of such non-audit services is compatible with maintaining the independence of the Fund’s accountants.

     Nomination of Directors. The nominating and governance committee is composed of three directors and acts under a written charter that was adopted by the board of directors on February 21, 2003 and most recently amended on February 24, 2006. A copy of the charter is available on the Fund’s website at www.dnpselectincome.com and in print to any shareholder who requests it. None of the members of the nominating and governance committee are “interested persons” of the Fund as defined in section 2(a)(19) of the 1940 Act. In identifying potential director nominees, the nominating and governance committee considers candidates recommended by one or more of the following sources: the Fund’s current directors, the Fund’s officers, the Fund’s shareholders and any other source the committee deems appropriate. The committee may, but is not required to, retain a third-party search firm at the Fund’s expense to identify potential candidates. Shareholders wishing to recommend candidates to the nominating and governance committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. In evaluating potential director nominees, including nominees recommended by shareholders, the nominating and governance committee considers such qualifications and skills as it deems relevant but does not have any specific minimum qualifications that must be met by a nominee. The committee considers, among other things:

  whether the candidate will qualify as a director who is not an “interested person” of the Fund;

  the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of the Fund and its shareholders;

  the contribution that the candidate can make to the board of directors by virtue of his or her education, business experience and financial expertise;

  the interplay of the candidate’s skills and experience with the skills and experience of other board members;

  whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a director; and

  the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the board of directors.

     With respect to the renomination of incumbent directors, past service to the board is also considered.

     Shareholder Communications with the Board of Directors. The board of directors has adopted the following procedures for shareholders to send communications to the board of directors. Shareholders may mail written communications to the full board, to committees of the board or to specified individual directors in care of the Secretary of the Fund, 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. All shareholder communications received by the Secretary will be forwarded promptly to the full board, the relevant board committee or the specified individual directors, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature. Each of the Fund’s directors is encouraged to attend the annual meeting of shareholders. All of the Fund’s directors attended the May 11, 2006 annual meeting of shareholders.

     Shareholder Proposals. Any shareholder proposal to be considered for inclusion in the Fund’s proxy statement and form of proxy for the 2008 annual meeting of shareholders should be received by the Secretary of the Fund no later than November 2, 2007. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2007 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by January 16, 2008.

     Solicitation of Proxies. Proxies will be solicited by mail. Proxies may be solicited by Fund personnel personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. The Fund will inquire of any record holder known to be a broker, dealer, bank or other nominee as to whether other persons are the beneficial owners of shares held of record by such persons. If so, the Fund will supply additional copies of solicitation materials for forwarding to beneficial owners, and will make reimbursement for reasonable out-of-pocket costs. In addition, the Fund may hire a proxy solicitor to assist the Fund in the solicitation of proxies at a fee of approximately $20,000, plus out-of-pocket expenses.

     General. A list of shareholders entitled to be present and vote at the annual meeting will be available at the offices of the Fund, 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

     Failure of a quorum to be present at the annual meeting will necessitate adjournment and will give rise to additional expense.

     ALL SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND MAIL PROXIES PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

     March 1, 2007

EXHIBIT A

DNP SELECT INCOME FUND INC.

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY
(as adopted on February 20, 2007)

I.    Statement of Principles

     Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of DNP Select Income Fund Inc. (the “Fund”) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

     The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

     The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

     The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.   Delegation

     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are not “interested persons” under the Investment Company Act of 1940. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval to its Chairman, Carl F. Pollard, and to any successor Chairman who is not an “interested person.”

III.   Audit Services

     The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.    Audit-Related Services

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.

     The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.   Tax Services

     The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.    All Other Services

     The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

     The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

     A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.      Pre-Approval Fee Levels or Budgeted Amounts

     Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.     Procedures

     All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

     Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

     The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.      Additional Requirements

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3600T), and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year 2007

Dated: February 20, 2007

Service	Range of Fees(1)
	The Fund	Affiliates(2)
1. Services required under generally accepted auditing standards to	(3)	N/A
perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR
2. Reading of the Fund’s semi-annual financial statements	(4)	N/A
3. Services associated with SEC registration statements, periodic	(4)	N/A
reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters
4. Consultations by the Fund’s management as to the accounting or	(4)	N/A
disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies
(Note: Under SEC rules, some consultations may be “audit-related”
services rather than “audit” services)

________
(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2007 engagement letter has not yet been finalized. The comparable fee for this service for the year ended December 31, 2006 was $58,500. When the fee is determined in connection with the finalization and signing of the 2007 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year 2007

Dated: February 20, 2007

Service	Range of Fees(1)
	The Fund	Affiliates(2)
1. Issuance of annual agreed-upon procedures letters relating to the	(3)	N/A
preferred stock or commercial paper, if any, issued by the Fund
2. Agreed-upon or expanded audit procedures related to accounting	(4)	N/A
records required to respond to or comply with financial, accounting or regulatory reporting matters
3. Consultations by the Fund’s management as to the accounting or	(4)	N/A
disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies
(Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)
4. General assistance with implementation of the requirements of	(4)	N/A
SEC rules or listing standards promulgated pursuant to the
Sarbanes-Oxley Act

________
(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2007 engagement letter has not yet been finalized. The comparable fee for this service for the year ended December 31, 2006 was $12,800. When the fee is determined in connection with the finalization and signing of the 2007 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for services designated with a (4) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

Appendix C

Pre-Approved Tax Services for Fiscal Year 2007

Dated: February 20, 2007

Service	Range of Fees(1)
	The Fund	Affiliates(2)
1. Preparation of federal and state tax returns, including excise tax	(3)	N/A
returns, and review of required distributions to avoid excise tax
2. Consultations with the Fund’s management as to the tax treatment	(4)	N/A
of transactions or events
3. Tax advice and assistance regarding statutory, regulatory or	(4)	N/A
administrative developments

________
(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2007 engagement letter has not yet been finalized. The comparable fee for this service for the year ended December 31, 2006 was $13,500. When the fee is determined in connection with the finalization and signing of the 2007 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year 2007

Dated: February 20, 2007

Service	Range of Fees(1)
	The Fund	Affiliates(2)
None

________
(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

  Bookkeeping or other services related to the accounting records or financial statements of the audit client

  Financial information systems design and implementation

  Appraisal or valuation services, fairness opinions or contribution-in-kind reports

  Actuarial services

  Internal audit outsourcing services

  Management functions

  Human resources

  Broker-dealer, investment adviser or investment banking services

  Legal services

  Expert services unrelated to the audit

                           DNP SELECT INCOME FUND INC.

       PROXY SOLICITED BY THE BOARD OF DIRECTORS FROM COMMON SHAREHOLDERS
                     FOR MEETING TO BE HELD ON MAY 11, 2007

         Nancy Lampton, Christian H. Poindexter and David J. Vitale or any of
them, each with full power of substitution, are authorized to vote all shares of common stock of DNP Select Income Fund Inc. owned by the undersigned at the meeting of shareholders to be held May 11, 2007, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof.

         If no specific instructions are provided, this proxy will be voted
"FOR" the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting.

                                     (Continued and to be signed on other side.)

                                        DNP SELECT INCOME FUND INC.
                                        P.O. BOX 11435
                                        NEW YORK, NY 10203-0435

         Please Vote, Date, and                _____    Votes must be indicated
_____    Sign and Return Promptly                       (x) in Black or Blue ink
         in the Enclosed Envelope

Your Board of Directors unanimously recommends a vote "FOR" the following proposal.

1.       Election of directors:

FOR ALL ____                     WITHHOLD ____                  *EXCEPTIONS ____
                                 FOR ALL

Nominees:   Francis E. Jeffries, Stewart E. Conner and Nathan I. Partain

(INSTRUCTIONS: To withhold authority to vote for any nominee, mark the
"Exceptions" box and write the name of that nominee in the space provided below.)

*Exceptions
--------------------------------------------------------------------------------

               To change your address, please mark this box. ____

                                        IMPORTANT: Please sign exactly as your
                                        name or names appear on the shareholder
                                        records of the Fund. If you sign as
                                        agent or in any other representative
                                        capacity, please state the capacity in
                                        which you sign. Where there is more than
                                        one owner, each should sign.

                                        Date:
                                             -----------------------------------

                                        ----------------------------------------
                                        Share Owner sign here

                                        ----------------------------------------
                                        Co-Owner sign here

                           DNP SELECT INCOME FUND INC.

      PROXY SOLICITED BY THE BOARD OF DIRECTORS FROM PREFERRED SHAREHOLDERS
                     FOR MEETING TO BE HELD ON MAY 11, 2007

         Nancy Lampton, Christian H. Poindexter and David J. Vitale or any of
them, each with full power of substitution, are authorized to vote all shares of preferred stock of DNP Select Income Fund Inc. owned by the undersigned at the meeting of shareholders to be held May 11, 2007, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof.

Your Board of Directors unanimously recommends a vote "FOR" the following proposal.

1.       Election of director: Robert J. Genetski

         FOR______  WITHHOLD______

If no specific instructions are provided, this proxy will be voted "FOR" the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting.

                                     (Continued and to be signed on other side.)

Dated__________________, 2007 (please fill in, sign and date this proxy and mail it in the envelope provided.)

                                        ----------------------------------------

                                        ----------------------------------------
                                        (Signature(s) of Shareholder(s))

                                        IMPORTANT: Please sign exactly as your
                                        name or names appear on the shareholder
                                        records of the Fund. If you sign as
                                        agent or in any other representative
                                        capacity, please state the capacity in
                                        which you sign. Where there is more than
                                        one owner, each should sign.